INDEMNIFICATION AGREEMENT

     THIS INDEMNIFICATION AGREEMENT is made and entered into this ___ day of April, 2001, by and between eAUTOCLAIMS.COM, INC., a Nevada corporation (the "Corporation") and _____________________ ("Director").

                              W I T N E S S E T H:

     WHEREAS, __________________ is a member of the Board of Directors of the Corporation and in such capacity is performing a valuable service for the Corporation;

     WHEREAS, the Corporation has adopted the corporate By-laws and corporate Articles of Incorporation, both of which provide for the indemnification of the officers, directors, agents and employees of the Corporation to the maximum extent authorized by Nevada State Corporation Law (the "State Statute");

     WHEREAS, such provisions of the Certificate of Incorporation and of the By-laws of the Corporation and the State Statute specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between the Corporation and its Board of Directors with respect to indemnification of such Directors;

     WHEREAS, in order to allow the Corporation to continue to attract and retain qualified directors such as Director and to induce Director to continue to serve as a member of the Board of Directors of the Corporation, the Corporation has determined and agreed to enter into this contract with Director.

     NOW, THEREFORE, in consideration of Director's agreement to serve as a director of the Corporation, the parties hereto agree as follows:

     1. Indemnification. The Corporation hereby agrees to hold harmless and indemnify Director to the full extent authorized or permitted by the provisions of the State Statute, or by any amendment thereof or other statutory provisions authorizing or permitting such indemnification which is adopted after the date hereof.

     2. Additional Indemnification.  Subject only to the exclusions set forth in
Section 3 hereof, the Corporation hereby further agrees to hold harmless and indemnify Director:

          a. Against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Director in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in right of the Corporation) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; and

          b. Otherwise to the fullest extent as may be provided to Director by the Corporation under the non-exclusivity provisions of the State Statute.


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     3. Limitations on Additional Indemnity.  No indemnity pursuant to Section 2 hereof shall be paid by the Corporation:

          a. Except to the extent that the aggregate of losses to be indemnified thereunder exceed the sum of $1,000 plus the amount of such losses for which Director is indemnified either pursuant to Section 1 hereof or pursuant to any directors and officers liability insurance which may at a later time be purchased and maintained by the Corporation;

          b. In respect to remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          c. On account of any suit in which judgment is rendered against Director for an accounting of profits made from the purchase or sale by Director of securities of the Corporation pursuant to the provisions of
     Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          d. On account of  Director's  conduct  which is finally  adjudged by a
     court  of  competent   jurisdiction  to  have  been  knowingly  fraudulent,
     deliberately dishonest or willful misconduct; or

          e. If a final decision by a court of competent jurisdiction shall determine that such indemnification is not lawful.

     4. Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue throughout the period during which Director is a director, officer, employee or agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director was a director of the Corporation or serving in any other capacity referred to herein.

     5. Notification and Defense of Claim. Promptly after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies the Corporation of the commencement thereof:

          a. The Corporation will be entitled to participate therein at its own expense;

          b. Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Director. Director shall have the right in his own discretion to employ his own counsel in addition to counsel selected by the Corporation in such action, suit or proceeding after notice from the Corporation of its assumption of the defense thereof, with the fees and expenses of such counsel to be reimbursed to Director by the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Director shall have reasonably concluded that there may be a conflict of interest between the Corporation and Director in the conduct of the defense of such action; and

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          c. The  Corporation  shall not be liable to indemnify  Director  under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither the Corporation nor
     Director  will   unreasonably   withhold  their  consent  to  any  proposed
     settlement.

     6. Repayment of Expenses. Director agrees that Director will reimburse the Corporation for all reasonable expenses paid by the Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent that it shall be ultimately determined that Director is not entitled to be indemnified by the Corporation for such expenses under the provisions of the State Statute, the By-laws or Certificate of Incorporation of the Corporation, this Agreement or otherwise.

     7. Reimbursement of Director. In any action, suit, proceeding or claim in which Director has incurred expenses (whether legal fees or otherwise) for which he is to be reimbursed by the Corporation pursuant to this Agreement, the Certificate of Incorporation or the By-laws of the Corporation or the State Statute, Director shall be entitled to reimbursement for such expenses on a monthly basis during the existence of such action, suit, proceeding or claim. If at any time it becomes apparent that Director was not entitled to such payment of expenses, Director shall within thirty (30) days reimburse the Corporation for all amounts previously advanced or paid to him.

     8. Enforcement.

          a. The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Corporation hereby in order to induce Director to continue as a director of the Corporation, and acknowledges that Director is relying upon this Agreement in continuing such capacity.

          b. In the event that Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action.

     9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement independent of the others, so that if any provisions hereof shall be held to be valid or unenforceable for any reason, such invalidity or unenforceability shall not effect the validity or enforceability of the other provisions hereof.

     10. Governing Law; Binding Effect; Amendment and Termination.

          a. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Florida.

          b. This Agreement shall be binding upon Director and upon the Corporation, its successors and assigns, and shall inure to the benefit of Director, his heirs, personal representatives and assigns and to the benefit of the Corporation, its successors and assigns.

          c. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

WITNESSES:                                 eAUTOCLAIMS.COM, INC.


______________________________             By:____________________________
                                           Its: ____________________________
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